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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



                                   June 7, 2000
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                          TERAGLOBAL COMMUNICATIONS CORP.
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             (Exact name of registrant as specified in its charter)



            DELAWARE                   0-25115                  33-0827963
 -------------------------------     ------------           -------------------
 (State or other jurisdiction of     (Commission              (IRS Employer
         incorporation)              File Number)           Identification No.)



                       9171 Towne Centre Drive, 6th Floor
                           San Diego, California 92122
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                    (Address of principal executive offices)



                                 (858) 404-5500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

TeraGlobal Communications Corp. has effected a corporate restructuring to focus the company's resources on revenue generation, including: (1) the addition of two senior members to the sales organization, (ii) the retasking of select employees to sales and support of the company's TeraMedia-TM-solution and (iii) a reduction of the work force by approximately 10 percent, as described in the press release attached as an exhibit to this report.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TERAGLOBAL COMMUNICATIONS CORP.



Dated:  June 7, 2000                   By: /s/ DAVID FANN
                                           ----------------------------
                                           David Fann
                                           Chief Executive Officer


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